(ICON)
Prudential
Special
Money
Market
Fund, Inc.
--------------------
Money Market Series
ANNUAL
REPORT

June 30, 1999
(LOGO)

A Message from the Fund's President                     August 20, 1999
(PHOTO)
Dear Shareholder,
Prudential Special Money Market Fund provided a competitive yield and a stable $1 net asset value during the 12-month reporting period that ended on June 30, 1999. On that date, its seven-day current yield was 4.46%, slightly above the 4.27% for the average money market fund tracked by IBC Financial Data.

The following report takes a closer look at developments in the money markets during our fiscal year, and explains how Prudential Special Money Market Fund was positioned accordingly.

Our integrated and expanded team
I would like to take this opportunity to tell you about some changes we've made to our Fixed Income Group. Earlier in the year, we combined our fixed-income areas into one integrated group that will manage money for Prudential's retail and institutional investors, as well as its policyholders. This integrated group now manages approximately $145 billion in assets, making it one of the three largest fixed-income money managers in the country. The expanded depth, breadth, and scale of our investment team also allow us to tap the best talent and share investment ideas, proprietary research, and analytical tools. The group is co-headed by Senior Managing Directors Jim Sullivan, who is responsible for portfolio management and credit research, and Jack Gaston, who is in charge of risk management and quantitative research.

To utilize these integrated resources more effectively, Mr. Sullivan recently organized the group into teams, each specializing in a different sector of the fixed-income market. The Money Markets Sector team will now be responsible for the day-to-day management of your Prudential Special Money Market Fund. Many of the investment professionals who supported the management of the Fund in the past are part of this new team that will work together to share their knowledge and strive to enhance performance.

Thank you for your continued confidence in Prudential mutual funds. I firmly believe that the group's combined resources and our new team approach will make us a powerhouse in the world of fixed-income investing across all sectors.

Sincerely,

John R. Strangfeld
President and Chief Investment Officer
Prudential Special Money Market Fund, Inc.

Performance Review

Fund Facts                                                As of 6/30/99
                         7-Day         Net Asset         Weighted Avg.       Net Assets
                     Current Yield     Value (NAV)      Maturity (WAM)       (Millions)
Special Money Market
Fund, Inc.               4.46%              $1               65 days              $321
IBC Financial Data
Money Fund Avg.
(General Purpose*)       4.27%              $1               61 days               N/A

Note: Yields will fluctuate from time to time, and past performance is not indicative of future results. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

* International Business Communications (IBC) Financial Data reports a seven-day current yield, NAV, and WAM on Tuesdays. This is the data of all funds in the IBC Money Fund Average (General Purpose-Taxable 1st & 2nd Tier) category as of June 29, 1999, the closest date to the end of our reporting period.

     Money Fund Yield Comparison
              (GRAPH)

Global financial crisis created buying opportunities
In the first half of our fiscal year, market participants focused on concern about a global financial crisis that spread beyond Asia to Russia and Latin America in August 1998. The deterioration in world financial markets and its potential to derail the U.S. economic expansion led many investors to buy the most conservative securities, such as U.S. Treasury bills, and avoid assets that carried greater credit risk. This trend drove prices of Treasury bills higher (and their yields lower) and caused money market securities of banks and corporations to cheapen relative to Treasuries.

At first, we believed this decline in money market yields had gone too far in light of the U.S. economy's relative strength and the Federal Reserve's bent toward increasing short-term interest rates earlier in 1998. Therefore, from August through mid-September, we allowed the Fund's weighted average maturity
(WAM) to shorten substantially compared with that of its competition. WAM takes into account the maturity level of each security held by a portfolio. It is the measurement tool that determines a portfolio's sensitivity to fluctuations in interest rates. Allowing the Fund's WAM to shorten during this time hurt its returns because we should have been locking in money market yields before they moved even lower.

In late September, however, we purchased securities of highly rated banks and corporations that provided relatively attractive yields. We only bought shorter-term money market securities because their yields were somewhat higher than yields in the longer-term sector of the money markets. (This temporary anomaly is referred to as an inverted yield curve.) Our purchases extended the Fund's WAM until it was more in line with that of our competition.

The Fed lends a helping hand
The decline in yields accelerated as the Federal Reserve cut the Federal funds rate (the rate U.S. banks charge each other for overnight loans) by a quarter of a percentage point on September 29, October 15, and November 17, leaving the rate at 4.75%. These reductions calmed fixed-income markets and helped to restore faith in the U.S. economy by encouraging growth through lower borrowing costs. While the three cuts in the Federal funds rate pushed money market yields sharply lower, companies eager to borrow money over the year end still had to pay a premium to do so in early December. The Fund benefited from this temporary rise in yields by purchasing money market securities whose interest rates adjusted every three months along with securities that matured in March. All carried yields that were attractive relative to the Federal funds rate.

Shift in market focus created more buying opportunities
As stability returned to international financial markets in 1999, market focus shifted to concern about the brisk pace of the U.S. economic expansion. Such brisk economic growth can ignite higher inflation which, if left unchecked, could eventually derail economic growth. As a result, many investors expected the Federal Reserve to raise the Federal funds rate to cool down the economy. Anticipation of a rate increase led investors to push up money market yields in February and early March. Because we did not believe a dramatic change in U.S. monetary policy was imminent, we viewed this trend as another buying opportunity and locked in solid yields on one-year debt securities of banks and corporations that pay a fixed interest rate.

But we avoided investing during a brief decline in money market yields Meanwhile, we had avoided purchasing money market securities that would mature between mid-April and early May of 1999 when the federal government was scheduled to retire an unusually large amount of U.S. Treasury bills. During that time, market participants scurried about in search of alternative investments, which left money market yields hovering at low levels. Fortunately, we anticipated this development and did not have to reinvest significant amounts of cash with yields at such unattractive levels.

Money market yields had also lingered at low levels because a spate of benign U.S. inflation data and moderate gains in employment allayed fears of a tighter monetary policy. But this proved to be a temporary reprieve. The strength of the U.S. economy, higher oil prices, and a larger-than-expected increase in a key inflation barometer reported in mid-May fueled renewed concern that a Federal funds rate increase was imminent. Moreover, a statement released after Federal Reserve policy makers met in mid-May indicated they were leaning toward increasing short-term rates due to the potential buildup in inflationary pressures.

Investment Goals and Style
Prudential Special Money Market Fund, Inc.--Money Market Series seeks high current income consistent with the preservation of principal and liquidity.
The Fund is a diversified portfolio of high-quality, U.S. dollar-denominated money market securities issued by the U.S. government and its agencies, major corporations, and commercial banks of the United States and foreign countries. Maturities can range from one day to a maximum of 13 months. There can be no assurance that the Fund will achieve its investment goal.
-------------------------------------------------------------------------------
                                   1

Review Cont'd.

Not surprisingly, money market yields began to climb in the latter half of May. Many investors now expected the Federal Reserve to implement an aggressive program of interest rate increases. We believed any upside move in rates would be limited, and that market sentiment was overly pessimistic. Therefore, we took advantage of this rise in yields by purchasing one-year bank and corporate securities that pay fixed interest rates along with adjustable-rate securities whose rates reset either on a monthly or quarterly basis. These securities provide the Fund some protection against any further increase in money market yields since their rates will reset to higher levels if yields continue to climb.

Our purchases extended the Fund's WAM until it was slightly longer than that of our competition. In hindsight, the Fund's performance would have benefited even more had we purchased the one-year securities closer to the end of June when money market yields peaked for the six-month period. On June 30, 1999, the Federal Reserve raised the Federal funds rate by a quarter of a percentage point to 5.00%.

Weighted Average Maturity Compared to the Average Money Fund
                        (GRAPH)

Looking Ahead
Fed less likely to move after August meeting
In August, the Federal Reserve raised both the discount rate (the rate the
Fed charges member banks that borrow at the discount window) and the Federal funds rate by a quarter of a percentage point to 4.75% and 5.25%, respectively. We believe the likelihood of another rate increase later in the year dwindles due to the U.S. central bank's concerns about the potential year 2000 computer problem. We will look to extend the Fund's WAM only when we feel market sentiment is overly pessimistic regarding the outlook for higher short-term interest rates.
-------------------------------------------------------------------------------
                                 2

Portfolio of Investments as of     PRUDENTIAL SPECIAL MONEY MARKET FUND, INC.
June 30, 1999                      MONEY MARKET SERIES
-----------------------------------------------------------------------------

Principal
Amount
(000)              Description             Value (Note 1)
------------------------------------------------------------
Bank Notes--14.6%
                American Express Centurion Bank
   $2,000       4.925%, 7/8/99(a)                   $  2,000,000
                Comerica Bank
    4,000       4.855%, 7/13/99(a)                     3,997,556
                First Union National Bank
    8,500       5.02%, 8/17/99(a)                      8,500,000
    3,000       4.995%, 8/18/99(a)                     3,000,000
                Key Bank N.A.
    4,000       5.05%, 7/19/99(a)                      4,003,083
    5,000       5.125%, 3/24/00                        4,996,317
                National City Bank of Cleveland
    4,200       5.1375%, 7/8/99(a)                     4,208,074
                Nationsbank N.A.
    3,000       4.96%, 7/1/99                          3,000,000
                Northern Trust Company Bank
    6,000       5.10%, 2/22/00                         5,998,505
                US Bank, N.A.
    7,000       4.895%, 7/8/99(a)                      6,999,627
                                                    ------------
                                                      46,703,162
------------------------------------------------------------
Certificates Of Deposit - Domestic--8.9%
                Chase Manhattan Bank
   10,000       5.365%, 5/22/00                        9,994,851
                U.S. Bank National Associates
    2,500       5.02%, 7/21/99(a)                      2,500,975
                Royal Bank of Canada
    5,000       4.97%, 2/4/00                          4,998,848
                Toronto Dominion
    6,000       5.00%, 2/4/00                          5,996,520
    5,000       5.02%, 2/4/00                          4,999,136
                                                    ------------
                                                      28,490,330
------------------------------------------------------------
Certificates Of Deposit - Yankee--5.3%
                Credit Communal De Belgique S.A.
    7,000       5.22%, 9/2/99                          7,000,000
                Deutsche Bank
    5,000       4.98%, 2/2/00                          4,999,143
                Royal Bank of Canada
    5,000       4.8275%, 7/6/99(a)                     4,999,665
                                                    ------------
                                                      16,998,808
Commercial Paper--47.0%
                Abb Treasury Centre (USA) Inc.
  $12,466       5.85%, 7/1/99                       $ 12,466,000
                ABN-AMRO North America Finance,
                   Inc.
   10,000       4.77%, 7/19/99                         9,976,150
                American General Finance Corp.
    3,000       5.19%, 8/20/99                         2,978,375
                Ameritech Capital Funding Corp.
   17,000       5.20%, 7/29/99                        16,931,245
                AON Corp.
    1,000       5.26%, 7/30/99                           995,763
                BankAmerica Corp.
    3,000       4.94%, 11/22/99                        2,940,720
                Bell Atlantic Network Funding
                   Corp.
    2,000       5.25%, 7/22/99                         1,993,875
                CIT Group Holdings, Inc.
    2,000       5.03%, 7/22/99                         1,994,132
                Countrywide Home Loan, Inc.
    2,000       5.35%, 8/16/99                         1,986,328
    3,000       5.23%, 8/19/99                         2,978,644
                Eastman Kodak Co.
    1,600       5.05%, 10/7/99                         1,578,004
                Falcon Asset Securitization Corp.
   13,340       5.25%, 8/12/99                        13,258,293
                FPL Group Capital Inc.
    2,000       5.25%, 8/20/99                         1,985,417
                General Electric Capital Corp.
    5,500       5.06%, 8/2/99                          5,475,262
    7,000       5.175%, 8/17/99                        6,952,706
                General Motors Acceptance Corp.
    7,800       5.07%, 8/16/99                         7,749,469
                ING America Insurance
                   Holdings, Inc.
    7,900       5.85%, 7/1/99                          7,900,000
                Mont Blanc Capital Corp.
    6,000       4.91%, 7/9/99                          5,993,453
                Monte Rosa Capital Corp.
    4,100       5.08%, 7/19/99                         4,089,586
    6,500       5.05%, 7/22/99                         6,480,852
    5,700       5.10%, 8/6/99                          5,670,930
                Old Line Funding Corp.
    7,000       5.10%, 7/23/99                         6,978,183

--------------------------------------------------------------------------------
See Notes to Financial Statements.     3

Portfolio of Investments as of     PRUDENTIAL SPECIAL MONEY MARKET FUND, INC.
June 30, 1999                      MONEY MARKET SERIES
-----------------------------------------------------------------------------

Principal
Amount
(000)              Description             Value (Note 1)
------------------------------------------------------------
Commercial Paper (cont'd.)
                Panasonic Finance Inc.
  $16,000       5.80%, 7/1/99                       $ 16,000,000
                PNC Funding Corp.
    2,000       5.10%, 8/23/99                         1,984,983
                Salomon Smith Barney Holdings
                   Inc.
    3,200       5.05%, 8/11/99                         3,181,596
                                                    ------------
                                                     150,519,966
------------------------------------------------------------
Other Corporate Obligations--27.0%
                Abbey National Treasury
                   Services, PLC
    2,000       5.64%, 7/15/99                         2,000,286
                Associates Corp. of North America
    8,100       5.0965%, 7/29/99(a)                    8,094,361
    4,000       6.375%, 8/15/99                        4,006,089
    1,900       6.00%, 9/15/99(a)                      1,905,191
                BankAmerica Corp.
    7,600       5.395%, 8/2/99(a)                      7,610,560
    3,000       5.555%, 9/15/99(a)                     3,009,078
                Bishop's Gale Residental Mortgage
    2,000       5.14375%, 11/22/99                     2,000,000
                Commercial Credit Group Inc.
    2,500       5.75%, 7/15/00                         2,500,446
                First Union Corp.
    2,600       6.60%, 6/15/00                         2,623,349
                General Electric Capital Corp.
    4,000       5.04875%, 9/9/99                       4,000,000
                Goldman Sachs Group LP
   13,000       5.1875%, 8/9/99(a)
                   (cost $13,000,000; date
                   purchased 6/25/97)(c)              13,000,000
                John Hancock Cap. Corp.
    2,000       5.08%, 7/14/99(a)
                   (cost $2,000,000; date
                   purchased 1/12/99)(c)               2,000,000
                Restructured Asset Certificates
                   98-8-5
    9,000       4.93375%, 7/2/99(a)                    9,000,000
                Restructured Asset Securities
                   Enhanced Return 98MMIZ-3
    6,000       5.0525%, 7/12/99(a)                    6,000,000
                Strategic Money Market Trust
                   1999-B
    4,000       5.20375%, 9/15/99(a)                   4,000,000
                Strategic Money Market Trust
                   1998-A
    9,000       5.255%, 9/16/99(a)                     9,000,000
                Short Term Repackaged Asset Trust 1998-E
   $6,000       5.02%, 7/19/99(a)
                   (cost $6,000,000; date
                   purchased 9/23/98)(c)            $  6,000,000
                                                    ------------
                                                      86,749,360
------------------------------------------------------------
Total Investments--102.8%
                (amortized cost $329,461,626(b))     329,461,626
                Liabilities in excess of other
                   assets--(2.8%)                     (8,937,792)
                                                    ------------
                Net Assets--100%                    $320,523,834
                                                    ------------
                                                    ------------

---------------
(a) Variable rate instrument. The maturity date presented for these instruments is the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted.
(b) The cost basis for federal income tax purposes is the same as that used for financial statement purposes.
(c) Private placement restricted as to resale and does not have a readily available market; the aggregate cost of such securities is $21,000,000. The aggregate value ($21,000,000) is approximately 6.6% of net assets.
The industry classification of portfolio holdings shown as a percentage of net assets as of June 30, 1999 was as follows:

Banks                                                   42.1%
Asset-Backed Securities                                 13.9
Electric & Equipment, Computer                           8.9
Bank Holding Companies-Domestic                          7.4
Personal Credit Institutions                             6.1
Electric, Industrial                                     5.9
Business Credit Institutions                             5.7
Security Brokers & Dealers                               5.0
Fire Marine, Casualty Insurance                          2.5
Motor Vehicle Parts                                      2.4
Mortgage Bankers                                         1.5
Life Insurance                                           0.6
Photographic Equipment                                   0.5
Accidential & Health                                     0.3
                                                       -----
                                                       102.8
Liabilities in excess of other assets                   (2.8)
                                                       -----
                                                         100%
                                                       -----
                                                       -----

--------------------------------------------------------------------------------
See Notes to Financial Statements.     4

                                     PRUDENTIAL SPECIAL MONEY MARKET FUND, INC.
Statement of Assets and Liabilities  MONEY MARKET SERIES
--------------------------------------------------------------------------------

Assets                                                                                                            June 30, 1999
                                                                                                                  -------------
Investments, at amortized cost which approximates market value..............................................      $329,461,626
Cash........................................................................................................           102,915
Receivable for Series shares sold...........................................................................         2,236,403
Interest receivable.........................................................................................         1,473,647
Prepaid expenses............................................................................................             3,900
                                                                                                                  -------------
   Total assets.............................................................................................       333,278,491
                                                                                                                  -------------
Liabilities
Payable for Series shares reacquired........................................................................         5,239,508
Payable for investments purchased...........................................................................         7,000,000
Management fee payable......................................................................................           138,871
Accrued expenses............................................................................................            93,505
Dividends payable...........................................................................................           282,773
                                                                                                                  -------------
   Total liabilities........................................................................................        12,754,657
                                                                                                                  -------------
Net Assets..................................................................................................      $320,523,834
                                                                                                                  -------------
                                                                                                                  -------------
Net assets were comprised of:
   Common stock, $0.001 par value per share.................................................................      $    320,524
   Paid-in capital in excess of par.........................................................................       320,203,310
                                                                                                                  -------------
Net assets, June 30, 1999...................................................................................      $320,523,834
                                                                                                                  -------------
                                                                                                                  -------------
Net asset value, offering price and redemption price per share
   ($320,523,834 / 320,523,834 shares of common stock issued and outstanding; two billion shares
   authorized)..............................................................................................             $1.00

--------------------------------------------------------------------------------
See Notes to Financial Statements.     5

PRUDENTIAL SPECIAL MONEY MARKET FUND, INC.
MONEY MARKET SERIES
Statement of Operations
------------------------------------------------------------

                                                  Year Ended
Net Investment Income                            June 30, 1999
Income
   Interest and discount earned...............    $17,670,085
                                                 -------------
Expenses
   Management fee.............................      1,650,674
   Transfer agent's fees and expenses.........        277,000
   Custodian's fees and expenses..............         65,000
   Reports to shareholders....................         45,000
   Registration fees..........................         40,000
   Audit fee..................................         25,000
   Legal fees.................................         15,000
   Directors' fees............................         11,250
   Insurance expense..........................          3,500
   Miscellaneous..............................          2,691
                                                 -------------
      Total expenses..........................      2,135,115
                                                 -------------
Net investment income.........................     15,534,970
Realized Gain on Investments
Net realized gain on investment
   transactions...............................         21,888
                                                 -------------
Net Increase in Net Assets
Resulting from Operations.....................    $15,556,858
                                                 -------------
                                                 -------------


PRUDENTIAL SPECIAL MONEY MARKET FUND, INC.
MONEY MARKET SERIES
Statement of Changes in Net Assets
------------------------------------------------------------

Increase (Decrease)                   Year Ended June 30,
in Net Assets                       1999               1998
Operations
   Net investment income.....  $    15,534,970    $    12,074,703
   Net realized gain on
      investment
      transactions...........           21,888              2,146
                               ---------------    ---------------
   Net increase in net assets
      resulting from
      operations.............       15,556,858         12,076,849
                               ---------------    ---------------
Dividends and distributions
   to shareholders (Note
   1)........................      (15,556,858)       (12,076,849)
                               ---------------    ---------------
Series share transactions
   (at $1 per share)
   Proceeds from shares
      subscribed.............    1,651,788,988      1,699,631,087
   Net asset value of shares
      issued to shareholders
      in reinvestment of
      dividends and
      distributions..........       12,820,482          9,918,808
   Cost of shares
      reacquired.............   (1,558,565,530)    (1,756,926,128)
                               ---------------    ---------------
   Net increase (decrease) in
      net assets from Series
      share transactions.....      106,043,940        (47,376,233)
                               ---------------    ---------------
Total increase (decrease)....      106,043,940        (47,376,233)
Net Assets
Beginning of year............      214,479,894        261,856,127
                               ---------------    ---------------
End of year..................  $   320,523,834    $   214,479,894
                               ---------------    ---------------
                               ---------------    ---------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     6

                                     PRUDENTIAL SPECIAL MONEY MARKET FUND, INC.
Notes to Financial Statements        MONEY MARKET SERIES
--------------------------------------------------------------------------------
Prudential Special Money Market Fund, Inc. (the 'Fund') is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company consisting of only the Money Market Series (the 'Series'). Investment operations of the Series commenced on January 22, 1990.

The investment objective of the Series is high current income consistent with the preservation of principal and liquidity. The Series invests in a diversified portfolio of high quality money market securities maturing in 13 months or less. The ability of issuers of securities held by the Series to meet their obligations may be affected by economic developments in a specific industry or region.
------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation: Portfolio securities are valued at amortized cost, which approximates market value. The amortized cost method of valuation involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. If the amortized cost method is determined not to represent fair value, the value shall be determined by or under the discretion of the Board of Trustees.

The Fund may hold up to 10% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law ('restricted securities'). None of the issues of restricted securities held by the Fund at June 30, 1999 include registration rights under which the Fund may demand registration by the issuer.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. Net investment income of the Series consists of accrued interest and amortizations of premiums and discounts, plus or minus any gains or losses realized on sales of portfolio securities, and less the estimated expenses of the Series applicable to the dividend period.

Federal Income Taxes: It is the intent of the Fund to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required. The cost of portfolio securities for federal income tax purposes is substantially the same as the cost for financial reporting purposes.

Dividends and Distributions: The Fund declares daily and pays monthly dividends from net investment income and short-term capital gains.
------------------------------------------------------------
Note 2. Agreements

The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'); PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the cost of the subadviser's services, the compensation of officers and employees of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PIFM is computed daily and payable monthly at an annual rate of .50% of the average daily net assets of the Fund.

The Fund has a distribution agreement with Prudential Investment Management Servicies LLC ('PIMS'), where PIMS acts as the distributor of the shares of the Series and serves the Fund without compensation.

PIFM, PIC and PIMS are indirect wholly owned subsidiaries of The Prudential Insurance Company of America.
------------------------------------------------------------
Note 3. Other Transactions With Affiliates

Prudential Mutual Fund Servicies LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the fiscal year ended June 30, 1999, the Series incurred fees of approximately $270,100 for the services of PMFS. As of June 30, 1999, approximately $22,600 of such fees were owed to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out of pocket expenses paid to nonaffiliates. At June 30, 1999, PMFS held 186 shares of the Series.
--------------------------------------------------------------------------------
                                       7

                                     PRUDENTIAL SPECIAL MONEY MARKET FUND, INC.
Financial Highlights                 MONEY MARKET SERIES
--------------------------------------------------------------------------------

                                                                                    Year Ended June 30,
                                                                ------------------------------------------------------------
                                                                  1999         1998         1997         1996         1995
                                                                --------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year...........................   $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
Net investment income and net realized gains.................       .047         .050         .049         .051         .049
Dividends and distributions..................................      (.047)       (.050)       (.049)       (.051)       (.049)
                                                                --------     --------     --------     --------     --------
Net asset value, end of year.................................   $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
                                                                --------     --------     --------     --------     --------
                                                                --------     --------     --------     --------     --------
TOTAL RETURN(a):.............................................       4.80%        5.11%        4.96%        5.19%        5.05%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)................................   $320,524     $214,480     $261,856     $263,168     $359,197
Average net assets (000).....................................   $330,135     $239,047     $298,821     $326,849     $416,899
Ratios to average net assets:
   Expenses..................................................        .65%         .75%         .71%         .73%         .70%
   Net investment income.....................................       4.71%        5.05%        4.86%        5.07%        4.93%

---------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     8

                                     PRUDENTIAL SPECIAL MONEY MARKET FUND, INC.
Report of Independent Accountants    MONEY MARKET SERIES
--------------------------------------------------------------------------------
To the Shareholders and Board of Directors
Prudential Special Money Market Fund, Inc.
Money Market Series

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Special Money Market Fund, Inc.--Money Market Series (the 'Fund') at June 30, 1999, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the three years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above. The accompanying financial highlights for each of the two years in the period ended June 30, 1996 were audited by other independent accountants, whose opinion dated August 15, 1996 was unqualified.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
August 18, 1999



Important Notice for Shareholders    PRUDENTIAL SPECIAL MONEY MARKET FUND, INC.
(Unaudited)                          MONEY MARKET SERIES
--------------------------------------------------------------------------------
We are required by Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from interest on federal obligations are not taxable to shareholders. Please be advised that none of the dividends paid by the Fund qualify for state tax exclusion.
--------------------------------------------------------------------------------
                                       9

Getting The Most From Your Prudential Mutual Fund
How many times have you read these reports--or other financial materials-- and stumbled across a word that you don't understand?

Many shareholders have run into the same problem. We'd like to help. So we'll use this space from time to time to explain some of the words you might have read, but not understood. And if you have a favorite word that no one can explain to your satisfaction, please write to us.

Basis Point: 1/100th of 1%. For example, one-half of one percent is 50 basis points.

Collateralized Mortgage Obligations (CMOs): Mortgage-backed bonds that separate mortgage pools into different maturity classes, called tranches. These instruments are sensitive to changes in interest rates and homeowner refinancing activity. They are subject to prepayment and maturity extension risk.

Derivatives: Securities that derive their value from other securities. The rate of return of these financial instruments rises and falls--sometimes very suddenly--in response to changes in some specific interest rate, currency, stock, or other variable.

Discount Rate: The interest rate charged by the Federal Reserve on loans to member banks.

Federal Funds Rate: The interest rate charged by one bank to another on overnight loans.

Futures Contract: An agreement to purchase or sell a specific amount of a commodity or financial instrument at a set price at a specified date in the future.

Leverage: The use of borrowed assets to enhance return. The expectation is that the interest rate charged on borrowed funds will be lower than the return on the investment. While leverage can increase profits, it can also magnify losses.

Liquidity: The ease with which a financial instrument (or product) can be bought or sold (converted into cash) in the financial markets.

Price/Earnings Ratio: The price of a share of stock divided by the earnings per share for a 12-month period.

Option: An agreement to purchase or sell something, such as shares of stock, by a certain time for a specified price. An option need not be exercised.

Spread: The difference between two values; often used to describe the difference between "bid" and "asked" prices of a security, or between the yields of two similar maturity bonds.

Yankee Bond: A bond sold by a foreign company or government in the U.S. market and denominated in U.S. dollars.

Getting The Most From Your Prudential Mutual Fund
Some mutual fund shareholders won't ever read this--they don't read annual and semiannual reports. It's quite understandable. These annual and semi-annual reports are prepared to comply with federal regulations, and are often written in language that is difficult to understand. So, when most people run into those particularly daunting sections of these reports, they don't read them.

We think that's a mistake.

At Prudential Mutual Funds, we've made some changes to our report to make it easier to understand and more pleasant to read. We hope you'll find it profitable to spend a few minutes familiarizing yourself with your investment. Here's what you'll find in the report:

Performance at a Glance
Since an investment's performance is often a shareholder's primary concern, we present performance information in two different formats. You'll find it first on the "Performance at a Glance" page where we compare the Fund and the comparable average calculated by Lipper, Inc., a nationally recognized mutual fund rating agency. We report both the cumulative total returns and the average annual total returns. The cumulative total return is the total amount of income and appreciation the Fund has achieved in various time periods. The average annual total return is an annualized representation of the Fund's performance. It gives you an idea of how much the Fund has earned in an average year for a given time period. Under the performance box, you'll see legends that explain the performance information, whether fees and sales charges have been included in returns, and the inception dates for the Fund's share classes.

See the performance comparison charts at the back of the report for more performance information. Please keep in mind that past performance is not indicative of future results.

Portfolio Manager's Report
The portfolio manager who invests your money for you reports on successful-- and not-so-successful--strategies in this section of your report. Look for recent purchases and sales here, as well as information about the sectors the portfolio manager favors, and any changes that are on the drawing board.

Portfolio of Investments
This is where the report begins to appear technical, but it's really just a listing of each security held at the end of the reporting period, along with valuations and other information. Please note that sometimes we discuss a security in the Portfolio Manager's Report that doesn't appear in this listing because it was sold before the close of the reporting period.

Statement of Assets and Liabilities
The balance sheet shows the assets (the value of the Fund's holdings), liabilities (how much the Fund owes), and net assets (the Fund's equity, or holdings after the Fund pays its debts) as of the end of the reporting period. It also shows how we calculate the net asset value per share for each class of shares. The net asset value is reduced by payment of your dividend, capital gain, or other distribution, but remember that the money or new shares are being paid or issued to you. The net asset value fluctuates daily, along with the value of every security in the portfolio.

Statement of Operations
This is the income statement, which details income (mostly interest and dividends earned) and expenses (including what you pay us to manage your money). You'll also see capital gains here--both realized and unrealized.

Statement of Changes in Net Assets
This schedule shows how income and expenses translate into changes in net assets. The Fund is required to pay out the bulk of its income to shareholders every year, and this statement shows you how we do it--through dividends and distributions--and how that affects the net assets. This statement also shows how money from investors flowed into and out of the Fund.

Notes to Financial Statements
This is the kind of technical material that can intimidate readers, but it does contain useful information. The Notes provide a brief history and explanation of your Fund's objectives. In addition, they outline how Prudential Mutual Funds prices securities. The Notes also explain who manages and distributes the Fund's shares and, more importantly, how much they are paid for doing so. Finally, the Notes explain how many shares are outstanding and the number issued and redeemed over the period.

Financial Highlights
This information contains many elements from prior pages, but on a per-share basis. It is designed to help you understand how the Fund performed, and to compare this year's performance and expenses to those of prior years.

Independent Auditor's Report
Once a year, an outside auditor looks over our books and certifies that the information is fairly presented and complies with generally accepted accounting principles.

Tax Information
This is information which we report annually about how much of your total return is taxable. Should you have any questions, you may want to consult a tax adviser.

Performance Comparison
These charts are included in the annual report and are required by the Securities Exchange Commission. Performance is presented here as a hypothetical $10,000 investment in the Fund since its inception or for 10 years (whichever is shorter). To help you put that return in context, we are required to include the performance of an unmanaged, broad-based securities index as well. The index does not reflect the cost of buying the securities it contains or the cost of managing a mutual fund. Of course, the index holdings do not mirror those of the fund--the index is a broad-based reference point commonly used by investors to measure how well they are doing. A definition of the selected index is also provided. Investors cannot invest directly in an index.

Getting The Most From Your Prudential Mutual Fund
When you invest through Prudential Mutual Funds, you receive financial advice from a Prudential Securities Financial Advisor or Prudential/Pruco Securities registered representative. Your advisor or representative can provide you with the following services:

There's No Reward Without Risk; but Is This Risk Worth It?
Your financial advisor or registered representative can help you match the reward you seek with the risk you can tolerate. Risk can be difficult to gauge--sometimes even the simplest investments bear surprising risks. The educated investor knows that markets seldom move in just one direction. There are times when a market sector or asset class will lose value or provide little in the way of total return. Managing your own expectations is easier with help from someone who under-stands the markets and who knows you!

Keeping Up With the Joneses
A financial advisor or registered representative can help you wade through the numerous available mutual funds to find the ones that fit your own individual investment profile and risk tolerance. While the newspapers and popular magazines are full of advice about investing, they are aimed at generic groups of people or representative individuals--not at you personally. Your financial advisor or registered representative will review your investment objectives with you. This means you can make financial decisions based on the assets and liabilities in your current portfolio and your risk tolerance--not just based on the current investment fad.

Buy Low, Sell High
Buying at the top of a market cycle and selling at the bottom are among the most common investor mistakes. But, sometimes it's difficult to hold on to an investment when it's losing value every month. Your financial advisor or registered representative can answer questions when you're confused or worried about your investment, and should remind you that you're investing for the long haul.

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

(800) 225-1852
http://www.prudential.comx

Directors
Edward D. Beach
Delayne Dedrick Gold
Robert F. Gunia
Robert E. LaBlanc
Robin B. Smith
Stephen Stoneburn
John R. Strangfeld
Nancy H. Teeters

Officers
John R. Strangfeld, President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Stephen M. Ungerman, Assistant Treasurer
Robert C. Rosselot, Secretary

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07101

Distributor
Prudential Investment Management Services LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 15005
New Brunswick, NJ 08906

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Sullivan & Cromwell
125 Broad Street
New York, NY 10004

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

74436K104                MF141E